                                                                   EXHIBIT 10.23

                  AMENDMENT TO SETTLEMENT AND RELEASE AGREEMENT

THIS AMENDMENT (the "Amendment") DATED AS OF JANUARY 27, 2005 TO SETTLEMENT AND RELEASE AGREEMENT DATED AS OF OCTOBER 5, 2004 (the "Agreement"), by and among the Debtors(1) and the Creditors' Committee:

     1. Section 4.2.f. of the Agreement shall be amended and restated as follows:

     f. Except as otherwise provided in this Section, the pre-petition intercompany Claim held by KFC against KACC (the "KFC Claim") shall be allowed as a valid enforceable pre-petition unsecured Claim in the amount of $1.106 billion and shall receive the same treatment as allowed general unsecured Claims (excluding retiree medical Claims) under any plan or plans of reorganization for KACC and/or KAC. 75% of the KFC Claim shall be assigned to the 524(g) trust or master tort trust on the effective date of a plan or plans of reorganization for KACC and/or KAC, provided that such plan or plans provide for the 524(g) trust or master tort trust to receive (a) a cash distribution of no more than $13 million (excluding any proceeds of insurance), (b) no equity distribution from any of the Debtors other than (i) 100% of the stock of KAE Trading, Inc. (which as of the effective date of such plan will own only the property described in the term sheet annexed hereto as Exhibit A) and (ii) stock of KAC in respect of 75% of the KFC Claim and (c) no debt distribution from any of the Debtors (the "Permitted Cash and Equity Trust Distributions"). If a plan or plans of reorganization for KACC and/or KAC are confirmed and become effective which provide for a 524(g) trust or master tort trust to receive cash and equity distributions in excess of the Permitted Cash and Equity Trust Distributions, or a distribution of debt from any Debtor, 75% of the KFC Claim shall not be assigned to the 524(g) trust or master tort trust and the KFC Claim shall be allowed unless the United States on behalf of EPA, DOI, NOAA, or BPA (the "US") files an abjection to the allowance of the KFC Claim within thirty (30) days after the effective date of such a plan or plans. If the US files an objection in accordance with the preceding sentence (which shall be the only circumstance in which the US may file an objection to the KFC Claim), the US may object to the KFC Claim on any basis, including based on any facts relating to the KFC-KACC note, provided, however, that the US may not object to the KFC Claim based on the treatment of intercompany Claims under the Agreement (as amended by the Amendment). The Debtors and the Creditors' Committee expressly reserve their rights to oppose any such Claim objection which shall be adjudicated by the Court.

     2. Section 7.7 of the Agreement shall be amended and restated as follows:

     7.7 KACC shall pay, in cash, the reasonable fees and expenses of each of the members of the Creditors' Committee (including indenture trustee fees and the fees and expenses of counsel of such members) incurred in connection with the negotiation, execution and approval of the settlement contained in this Agreement

----------
(1) All terms not otherwise defined herein shall have the meaning set forth in the Agreement.

          and this Agreement, subject only to the Creditors' Committee filing an application with the Bankruptcy Court. The Debtors and the United States Trustee may object to the reasonableness of any particular fees or expenses sought in such application.

     3. This Amendment may be executed in two or more counterparts, in which case this Amendment shall include each such executed and delivered counterpart, each of which shall be deemed to be part of a single instrument. This Amendment may be executed and delivered by facsimile.

     4. Except as provided in this Amendment, none of the terms of the Agreement shall be deemed to have been modified or altered in any way. The Agreement, as modified by the Amendment, shall remain in full force and effect.

     5. This Amendment shall became effective when the Agreement becomes effective but shall not be effective unless the requisite DIP Lenders and the Agent have consented to this Amendment or such consent is no longer required

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the day and year first above written.

                                   KAISER ALUMINUM CORPORATION


                                   By:    /s/ Edward F. Houff
                                       -----------------------------------------
                                       Name:  Edward F. Houff
                                       Title: Senior Vice President and
                                              Chief Restructuring Officer


                                   KAISER ALUMINUM & CHEMICAL CORPORATION


                                   By:    /s/ Edward F. Houff
                                       -----------------------------------------
                                       Name:  Edward F. Houff
                                       Title: Senior Vice President and
                                              Chief Restructuring Officer


                                   KAISER FINANCE CORPORATION


                                   By:    /s/ Edward F. Houff
                                       -----------------------------------------
                                       Name:  Edward F. Houff
                                       Title: Senior Vice President and
                                              Chief Restructuring Officer

                                   KAISER ALUMINA AUSTRALIA CORPORATION


                                   By: /s/ John M. Donnan
                                       -----------------------------------------
                                       Name: John M. Donnan
                                       Title: Vice President and General Counsel


                                   KAISER ALUMINUM TECHNICAL SERVICES, INC.


                                   By: /s/ John M. Donnan
                                       -----------------------------------------
                                       Name: John M. Donnan
                                       Title: Vice President and General Counsel


                                   KAISER BELLWOOD CORPORATION


                                   By: /s/ John M. Donnan
                                       -----------------------------------------
                                       Name: John M. Donnan
                                       Title: Vice President and General Counsel


                                   KAISER ALUMINIUM INTERNATIONAL, INC.


                                   By: /s/ John M. Donnan
                                       -----------------------------------------
                                       Name: John M. Donnan
                                       Title: Vice President and General Counsel


                                   KAISER MICROMILL HOLDINGS LLC


                                   By: /s/ John M. Donnan
                                       -----------------------------------------
                                       Name: John M. Donnan
                                       Title: Vice President and General Counsel


                                   KAISER SIERRA MICROMILLS, LLC.


                                   By: /s/ John M. Donnan
                                       -----------------------------------------
                                       Name: John M. Donnan
                                       Title: Vice President and General Counsel

                                   KAISER TEXAS SIERRA MICROMILLS, LLC


                                   By: /s/ John M. Donnan
                                       -----------------------------------------
                                       Name: John M. Donnan
                                       Title: Vice President and General Counsel


                                   KAISER TEXAS MICROMILL HOLDINGS, LLC


                                   By: /s/ John M. Donnan
                                       -----------------------------------------
                                       Name: John M. Donnan
                                       Title: Vice President and General Counsel


                                   KAISER ALUMINUM PROPERTIES, INC.


                                   By: /s/ John M. Donnan
                                       -----------------------------------------
                                       Name: John M. Donnan
                                       Title: Vice President and General Counsel


                                   AKRON HOLDING CORP.


                                   By: /s/ John M. Donnan
                                       -----------------------------------------
                                       Name: John M. Donnan
                                       Title: Vice President and General Counsel


                                   OXNARD FORGE DIE COMPANY, INC.


                                   By: /s/ John M. Donnan
                                       -----------------------------------------
                                       Name: John M. Donnan
                                       Title: Vice President and General Counsel


                                   KAISER ALUMINIUM & CHEMICAL INVESTMENT, INC.


                                   By: /s/ John M. Donnan
                                       -----------------------------------------
                                       Name: John M. Donnan
                                       Title: Vice President and General Counsel

                                   KAISER CENTER, INC.


                                   By: /s/ John M. Donnan
                                       -----------------------------------------
                                       Name: John M. Donnan
                                       Title: Vice President and General Counsel


                                   ALWIS LEASING, INC.


                                   By: /s/ John M. Donnan
                                       -----------------------------------------
                                       Name: John M. Donnan
                                       Title: Vice President and General Counsel


                                   ALPART JAMAICA, INC.


                                   By: /s/ John M. Donnan
                                       -----------------------------------------
                                       Name: John M. Donnan
                                       Title: Vice President and General Counsel


                                   KAISER JAMAICA CORPORATION


                                   By: /s/ John M. Donnan
                                       -----------------------------------------
                                       Name: John M. Donnan
                                       Title: Vice President and General Counsel


                                   KAISER BAUXITE COMPANY


                                   By: /s/ John M. Donnan
                                       -----------------------------------------
                                       Name: John M. Donnan
                                       Title: Vice President and General Counsel


                                   KAISER ALUMINUM & CHEMICAL OF CANADA LIMITED


                                   By: /s/ John M. Donnan
                                       -----------------------------------------
                                       Name: John M. Donnan
                                       Title: Vice President and General Counsel

                                   KAISER ALUMINUM & CHEMICAL OF CANADA
                                   INVESTMENT LIMITED


                                   By: /s/ John M. Donnan
                                       -----------------------------------------
                                       Name: John M. Donnan
                                       Title: Vice President and General Counsel


                                   KAE TRADING, INC.


                                   By: /s/ John M. Donnan
                                       -----------------------------------------
                                       Name: John M. Donnan
                                       Title: Vice President and General Counsel


                                   KAISER CENTER PROPERTIES


                                   By: /s/ John M. Donnan
                                       -----------------------------------------
                                       Name: John M. Donnan
                                       Title: Vice President and General Counsel


                                   TEXADA MINES LTD.


                                   By: /s/ John M. Donnan
                                       -----------------------------------------
                                       Name: John M. Donnan
                                       Title: Vice President and General Counsel


                                   KAISER EXPORT COMPANY


                                   By: /s/ John M. Donnan
                                       -----------------------------------------
                                       Name: John M. Donnan
                                       Title: Vice President and General Counsel


                                   CREDITORS' COMMITTEE


                                   By: /s/ Lisa G. Beckerman
                                       -----------------------------------------
                                       Name: Lisa G. Beckerman
                                       Title: Counsel to the Creditors'
                                              Committee

Settlement Proposal Subject to Rule 408
of Federal Rules of Evidence

            KAC PLAN TREATMENT OF PERSONAL INJURY CLAIMS AND DEMANDS

A. Creation of PI Trust(s)

         The KAC plan of reorganization (the "Plan") will provide for the creation of a trust(s) ("PI Trust(s)") that will be funded with the Trust Assets described below and will assume the liability for the Covered PI Claims described below. Appropriate channeling injunctions pursuant to Section 524(g) and Section 105 of the Bankruptcy Code will become effective upon confirmation of the Plan.

B. Personal Injury Claims Assumed by PI Trust(s)

         Each of the four categories of personal injury claims and demands set for the below ("Covered PI Claims") will be assumed by the PI Trust(s), and each will be treated as a separate class under the Plan pursuant to Section 1126 of the Bankruptcy Code.

         1.       Asbestos Claims and Demands

         2.       Silica Claims and Demands

         3.       CTPV Claims and Demands

         4.       NIHL Claims

C. Assets ("Trust Assets") to be Contributed to the PI Trust(s)

         1. Proceeds form existing and future postpetition settlements (consummated on or before the effective date of the Plan (the "Effective Date")) of Covered PI Claims' insurance, including the amounts currently held in two separate escrow accounts approved by orders of the Bankruptcy Court entered July 28, 2003 and December 29, 2004.

         2.       Insurance assets as follows:

                  a. Assignment of rights to proceeds under the Insurance Policies described below as to Covered PI Claims

                  b.       Applicable Insurance Policies

                           i.       Insurance policies to be defined by schedule

                                    -       Pre-1985 General Liability Policies

                                    -       London ships policies

                                    -       Pre-April 15, 1990 KACC General
                                            Liability Policies, except joint
                                            MAXXAM policies

                          ii. No right to recover to the extent of any self insurance (i.e., deductibles, SIR, captives) or workers' compensation

                 c. Responsibility for and Right to Control Litigation and Settlement after Plan Consummation

                          i. PI Trust(s) will undertake, at its expense, the continuation of the insurance coverage litigation or any other pursuit of recoveries from insurers for Covered PI Claims, and no additional demands will be made on the Debtors for additional funds or distributions related to the conduct of the insurance coverage litigation or other pursuit or such recoveries, except insofar as any Debtor or affiliate thereof may be required to make a payment (premium, loss or otherwise) in order to satisfy a condition precedent (such as "exhaustion") to coverage, in which case the PI Trust(s) will advance such payment on behalf of the Debtor or affiliate.

                          ii. PI Trust(s) will have right to control the coverage litigation and to settle as to Covered PI Claims under the Insurance Policies.

                          iii. PI Trust(s) will be authorized to proceed in the name of reorganized KAC to the extent required to pursue recoveries under the Insurance Policies. If required by law, e.g., if any of the assignments of rights to insurance proceeds described above are held not to be effective, reorganized KAC will appear in and prosecute actions to pursue recoveries under the applicable insurance policies for the benefit and at the expense of the PI Trust(s).

                          iv. Reorganized KAC will undertake to provide information, including all historical files and records, to the PI Trust(s), as required in the conduct of the coverage litigation or other pursuit of recoveries for Covered PI Claims, subject to reimbursement for expenses.

        3.       $13 million in cash from KACC.

        4. Distributions in respect of an $829,500,000 allowed unsecured prepetition claim against KACC (75% of the US $1.106 billion intercompany claim held by Kaiser Finance Corporation against
                 KACC), which shall be in the form of equity of KAC and shall be made at the same time or times that equity distributions are made to other unsecured creditors of KACC.

        5. 100% of the stock of KAE Trading, Inc., which, as of the effective date of the Plan, will own only the Brooklawn property located in Louisiana and the lessor's interest in a lease of such property between KACC and Defense National Stockpile Center (as modified as of October 18, 2002), except that, if, based on an updated environmental and/or appraisal report acceptable to the parties hereto, the Brooklawn property is determined to have zero or negative value, different property acceptable to all the parties hereto shall be substituted for the Brooklawn property, provided that such substitute property shall have a value of $1 million or less.


D.       Insurance Neutrality

         The parties hereto will discuss an appropriate insurance neutrality provision for inclusion in the Plan, PI Trust(s) and confirmation order.

E.       Trust and Trust Distribution Procedures

         1. TDPs established for asbestos, silica and CTPV claims and demands

         2. Matrix for payment of NTHL claims, with recoveries limited to premises insurance only.

         3. TDPs will set forth the requirements for claim submission and resolution, including specific medical criteria, product exposure requirements, claim valuation terms, mechanisms to assure consistency of treatment and conserve assets for future claims.

F.       Restrictions on Transfer of KAC Equity

         The parties hereto shall cooperate with each other in formulating restrictions on transfers of reorganized KAC equity and/or share lock-up agreements regarding KAC equity in an effort to prevent an ownership change of reorganized KAC (and to provide a reasonable margin of error for such purpose), and thereby preserve the unlimited use of reorganized KAC's anticipated consolidated federal income tax net operating losses, which restrictions and/or share lock-up agreements shall be acceptable to the parties.

G.       Conditions Precedent to Plan

         Court approval of (1) the settlement and release agreement regarding prepetition and postpetition intercompany claims entered into between the Debtors and the Creditors' Committee, (2) the settlement agreement entered into between the Debtors and the PBGC and (3) the amended agreement with the USWA will be conditions precedent to confirmation of the Plan, and the parties hereto agree to use their commercially reasonable best efforts to support prompt approval of each.

H.       Support of KAC Plan

         All parties hereto agree to use their commercially reasonable best efforts to support prompt confirmation and consummation of the Plan with the terms described above and the pending plans of reorganization for AJI/KJC and KAAC/KFC, and to not directly or indirectly support efforts by other parties to oppose prompt confirmation of the Plan and these pending plans. The parties hereto acknowledge that there are other terms of the Plan that have not yet been agreed upon by certain parties. The rights of the parties with respect to such other provisions of the Plan, including the right to object to the Plan on the basis of such other provisions, or any provision dividing the Trust Assets described in Paragraph C hereof, are expressly reserved.

          Amendment of Term Sheet

          This term sheet may be amended by written amendment acceptable to all the parties hereto.

Dated: January 26, 2005
       ----------------

                              Debtors and Debtors in Possession


                              By: Edward F. Houff
                                 --------------------------------------------
                              Title: Senior VP & Chief Restrictionary Officer
                                    -----------------------------------------


                              Unsecured Creditors' Committee



                              By: /s/ Lisa G. Beckerman
                                 ---------------------------
                              Title: Counsel for the secured
                                    ------------------------
                                     Creditor's Committees


                              United Steelworkers of America


                              By: David A. Foster
                                 --------------------------
                              Title: Director, District #11
                                    -----------------------

                                  Pension Benefit Guaranty Corporation


                                  By:  /S/ Jim P. Eggeman
                                     ------------------------------------
                                  Title: Attorney
                                        ---------------------------------


                                  Asbestos Claimants' Committee


                                  By:  /S/  Ronald E. Reinsel
                                     ------------------------------------
                                  Title: Attorney for Asbestos
                                        ---------------------------------
                                         Claimants' Committee


                                  Asbestos Future Claimants' Representative


                                  NIV on behalf of Michael Murphy
                                  ---------------------------------------


                                  Silica/CTPV Future Claimants' Representative


                                  Anne Ferrazzi
                                  ---------------------------------------















                                       5